inVentiv Health, Inc. Bank of America High Yield Conference December 3, 2015 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks that may cause our performance to differ materially.   These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. Such factors include, without limitation: •the impact of our substantial level of indebtedness on our ability to generate sufficient cash to fulfill our obligations under our existing debt instruments or our ability to incur additional indebtedness; • the impact of customer project delays, cancellations and terminations; • our ability to sufficiently increase our revenues and manage expenses and capital expenditures to permit us to fund our operations; • our ability to continue to comply with the covenants and terms of our debt instruments and to access sufficient capital under our credit agreement or from other sources of debt or equity financing to fund our operations; •the impact of any future acquisitions; • our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations, and achieve the resulting synergies; • the impact of any change in our current credit ratings or the ratings of our debt securities on our relationships with customers, vendors and other third parties; • the impact of any additional leverage we may incur on our ratings and the ratings of our debt securities; • the impact of any default by any of our credit providers; •our ability to accurately forecast costs to be incurred in providing services under fixed price contracts; •our ability to accurately forecast insurance claims within our self-insured programs; • the potential impact on pharmaceutical and biotechnology companies, including pricing pressures, from healthcare reform initiatives or from changes in the reimbursement policies of third-party payers; • our ability to grow our existing client relationships, obtain new clients and cross-sell our services; • the potential impact of financial, economic, political and other risks, including interest rate and exchange rate risks, related to conducting business internationally; • our ability to successfully operate new lines of business; • our ability to manage our infrastructure and resources to support our growth including through outsourced service providers; • any disruptions, impairments, or malfunctions affecting software as well as excessive costs or delays that may adversely impact our continued investment in and development of software; • the potential impact of government regulation on us and our clients; • our ability to comply with all applicable laws as well as our ability to successfully adapt to any changes in applicable laws on a timely and cost effective basis; • our ability to recruit, motivate and retain qualified personnel; • the impact of impairment of goodwill and intangible assets and the factors leading to such impairments; •consolidation in the pharmaceutical and biotechnology industry; • changes in trends in the healthcare, pharmaceutical and biotechnology industries or in industry outsourcing, including initiatives by our clients to perform services we offer internally; • our ability to convert backlog into revenue; •the potential liability associated with injury to clinical trial participants; •the impact of the adoption of certain accounting standards; and • our ability to maintain technological advantages in a variety of functional areas, including sales force automation, electronic claims surveillance and patient compliance. Holders of our debt instruments are referred to our prospectus dated August 5, 2015 relating to our Registration Statement on Form S-4 File No. 333-197719, and our quarterly report for the period ended September 30, 2015 on file with the SEC for further discussion of these risks and other factors.   This presentation contains the non-GAAP financial measures “EBITDA” and “Adjusted EBITDA.” These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.   Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, are useful in order to (i) present financial information on a more comparable period-to-period basis, (ii) enhance investors’ overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance using management’s analytical approach. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures. Disclaimer

Investment Highlights Leading provider of comprehensive services in growing markets Broadest set of capabilities in the industry Combination of clinical and commercial capabilities provide differentiated offerings Positive macro backdrop Elevated levels of new drug approvals and biotech funding The shift from blockbuster drugs to specialty medicine results in the need for more complex engagement with patients, providers, and payers Strong recent and expected financial performance Year-to-date(1) organic net revenue(2) and Adjusted EBITDA(3) growth of 13% and 32%, respectively Q3 2015 organic net revenue(2) and Adjusted EBITDA(3) growth of 16% and 44%, respectively Q3 2015 Clinical book-to-bill of 1.2x 2015 expected organic net revenue growth(2) of approximately 13% and Adjusted EBITDA of $270mm+ (30%+ growth) Year-to-date period includes the nine months ended 9/30/2015. Organic growth excludes the impact of foreign currency fluctuations of approximately $13.3 million for the three months ended 9/30/2015 and approximately $39.0 million for the nine months ended 9/30/2015. Refer to the Appendix for a reconciliation to GAAP.

inVentiv Health has Supported Approximately 60% of Drugs Approved by the FDA in Recent Years At critical moments in clinical development and commercialization, we offer the deep expertise and strategic insights required to solve complex problems. Our services help accelerate the delivery of healthcare innovation. 14,000+ healthcare professionals servicing clients in 70 countries Leading Sales and Marketing team in the United States Expertise in all major therapeutic categories globally Ability to reach 175 million patients with drug adherence programs through the largest network of pharmacies A top tier global CRO with comprehensive Phase I-IV Clinical development services Access to key decision makers at the top 50 US payers, representing about 150 million of 165 million commercial lives Global healthcare communications capabilities with second largest network in the United States

CRO+CCO Organized for Success EARLY STAGE FULL SERVICE LATE STAGE STRATEGIC RESOURCING CONSULTING COMMUNICATIONS SELLING SOLUTIONS PATIENT OUTCOMES Communications and Marketing, Finance, Human Resources, Information Technology, and Legal inVentiv Health Clinical Division (CRO) inVentiv Health Commercial Division (CCO) Core client services: Business Development, Program and Project Management, Thought Leadership NORTH AMERICA • EUROPE • ASIA

Significant Pharma Outsourcing Scale(1) Q3 2015 LTM Net Revenues ($ in Billions) Quintiles IMS Parexel inVentiv Catalent Icon PRA INC Employees 33,000+ 15,000 18,600 14,000 8,700 11,700 11,000+ 5,600 Compared to selected public reporting peers. Source: Public company filings

Broad and Diversified Revenue Base(1) IMS Health inVentiv LTM 9/30/15 compared to selected public reporting peers. For comparative purposes, Quintiles’ Product Development segment is labeled “Clinical” and its Integrated Health Services segment is listed as “Commercial.” Source: Public company filings Parexel Quintiles(2)

A Leader in Growth Reported Revenue Growth Adj. EBITDA Growth Q3 2015 YTD 2015 Q3 2015 YTD 2015 (1) Reflects calendar year quarters. Source: Public company filings (1) (1) (1)

Clinical

Clinical Overview

Highlights

- Top-tier global CRO
- Organic Revenue[1] growth of 18% in Q3 and 12% YTD
- Approximately 7,000 employees
  - 500+ combined PhDs and MDs
- Ability to support clients in 70 countries
- Therapeutically-focused and aligned
- Service delivery spans across the continuum of client needs from staffing to FSP to full service
- Innovative clinical trial recruitment offering leveraging inVentiv-wide capabilities/assets
- Significant partnerships with key clients
- Key locations in Princeton, NJ; Cary, NC; Indianapolis, IN; Maidenhead, UK; Pune/Hyderabad, India

Revenue Performance[2]



($ in millions)
$649
8%
$698
YTD 2014
YTD 2015
$216
13%
$245
Q3 2014
Q3 2015

Adjusted EBITDA[3] Performance



($ in millions)
$73
30%
$95
YTD 2014
YTD 2015
$25
54%
$39
Q3 2014
Q3 2015

(1) Organic growth excludes the impact of foreign currency fluctuations of approximately $9.5 million for the three months ended 9/30/2015 and approximately $26.9 million for the nine months ended 9/30/2015.
(2) The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue as described in Footnote 1 on Slide 23.
(3) The sum of the segments does not reconcile to Consolidated inVentiv Health. Refer to the Appendix for a reconciliation of Adjusted EBITDA on a consolidated basis and to GAAP.

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The CRO Outsourcing Market is Projected to be Strong Into the Future Top 10 CRO Market Key Drivers of Growth 2015-2018 2004-2014 Pharma R&D Spending 3.5% 6.3% (+) Outsourcing Penetration 2.4% 2.3% (+) Increase Market Share Of Top 10 2.8% 3.3% (=) Total 8.7% 11.8% CRO Market (Millions $) 8.7% Estimated growth rate 2015 to 2018 of large CROs Source: Management estimates based on Wall Street research

The CRO Market is Changing – Common Trends Trials are moving toward smaller, personalized medicine approaches with complex designs All clinical development stakeholders will demand faster, less expensive trials BioPharma is searching for the right outsourcing approach for their changing needs There will be a confluence of R&D and healthcare 45% - 51% Increase in Pharma to CRO outsourcing penetration from 2014 to 2019E 57% - 64% Increase in market share of top 10 CROs from 2014 to 2019E Increased investment in Asia-Pacific and use of low cost geographies There will be significant growth in the use of technology and complex data analytics Source: Management estimates based on Wall Street research

How We Differentiate Ourselves Therapeutic area focus Organized along therapeutic areas Focus on four key therapeutic areas Develop in-depth understanding of molecules and issues associated with therapeutic area Dedicated teams steeped with strong knowledge in each indication Balanced array of services Provide range of solutions to clients on a global basis from full service, to functional services, to staffing Build bespoke solutions for our clients blending these services to best fit their needs Integration with Commercial Confluence of health care and R&D Access to full suite of commercialization capabilities Access to data of 90 million patients in the US One strategic partner supporting clients through every phase of the product life cycle Advanced Technology Utilization of second-generation cloud based integrated execution environment Uses best-of-breed commercial providers integrated within a proprietary environment

Comprehensive Suite of Clinical Services

PHASE I – IIa	PHASE II – III b	PHASE IV

Early Stage

- First in Human
- Special Populations
- Thorough QTc
- Drug Interactions
- Generics
- Bioavailability
- Bioequivalence
- Clinical Laboratory
- Pharmacokinetic Analysis
- Scientific Affairs and Reporting
- Proof of Concept

Clinical Operations

- Biostatistics
- Clinical Development Planning
- Data Management
- Drug Safety
- Endpoint Management
- Feasibility & Patient Recruitment
- Interactive Response Technologies
- Medical / Scientific Consultation
- Medical Monitoring & Oversight
- Medical Writing
- Project Management
- Rater Training
- Site Management
- Study Monitoring

Late Stage

- Phase IV Interventional Studies
- Non-Interventional/Observational Studies (NIS)
- Regulatory Compliance Consulting & Training for NIS
- Expanded Access Programs
- Post-Authorization Safety Studies (PASS)
- Disease & Product Registries
- RMP & REM
- Systematic Risk Assessments
- Care Process Maps
- Strategic Evidence Planning
- Health Economic & Outcomes Research

Bioanalytical Services
Medical, Scientific & Regulatory Consulting
Strategic Resourcing

NORTH AMERICA ● EUROPE ● ASIA
inVentiv Health
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Commercial

Commercial Overview

Highlights

- Most comprehensive provider of commercialization services
- Organic Revenue[1] growth of 14% in Q3 and 14% YTD
- Offering both bespoke services or complete commercialization solution
- Unique capabilities
  - Patient adherence
  - Behavioral analysis
  - Proprietary data assets
- Approximately 7,000 employees (4,700+ sales reps)
- Strong presence in US and Japan
  - Expanding presence in Europe
- Key locations in New York, NY, Somerset, NJ; Columbus, OH; London, UK; Tokyo, Japan

Revenue Performance[2]


($ in millions)
$690
12%
$773
YTD 2014
YTD 2015
$248
13%
$279
Q3 2014
Q3 2015

Adjusted EBITDA[3] Performance


($ in millions)
$91
36%
$124
YTD 2014
YTD 2015
$35
35%
$47
Q3 2014
Q3 2015

(1) Organic growth excludes the impact of foreign currency fluctuations of approximately $3.8 million for the three months ended 9/30/2015 and approximately $12.1 million for the nine months ended 9/30/2015.
(2) The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue as described in Footnote 1 on Slide 23.
(3) The sum of the segments does not reconcile to Consolidated inVentiv Health. Refer to the Appendix for a reconciliation of Adjusted EBITDA on a consolidated basis and to GAAP.

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inVentiv Health

Launch Strategy Commercialization Process Public Relations Brand Advertising Sales Force Promotion Patient Education & Adherence Pharmaceutical companies often engage dozens of separate agencies in this process Traditional Approach to Launching Pharmaceutical Products is Complex and Difficult to Coordinate

Outsourcing isn’t new to pharma and each transformation has improved industry performance The CCO defines a new way of thinking about commercialization where inVentiv Health is the only true provider We Launched the CCO Vision to the Market in 2014 1985 2000 2014 CMO = Contract Manufacturing Organization CRO = Contract Research Organization CCO = Contract Commercial Organization

Commercial Offering A Unique Platform Enabled by Transformation of the Culture and Operating Model Holding company with dozens of brands Internally competitive Selling services in a silo Reactive to the market One inVentiv Health master brand Culture of collaboration Custom, integrated solutions Going on offense

Financial Performance

Consolidated 2013-2015E Performance Net Revenues ($ billions) Adjusted EBITDA ($ millions) Organic Revenue Growth % 2014 vs. 2013(1) 7% 2015E vs. 2014 ~13% Adjusted EBITDA Growth % 2014 vs. 2013 22% 2015E vs. 2014 31%+ Organic growth excludes the impact of $1.2 million in foreign currency fluctuations for the year ending 12/31/2014 and the $43.4 million impact of the acquisition of Catalina Health. Refer to the Appendix for a reconciliation of Adjusted EBITDA to GAAP. Excludes a $14.2 million purchase price adjustment payment included in net income in our consolidated statement of operations for the quarter ended 6/30/2013. (2,3) (2)

Demonstrating Accelerating Results Net Revenues ($ millions) Adjusted EBITDA ($ millions) Refer to the Appendix for a reconciliation of Adjusted EBITDA to GAAP. (1) (1) (1)

Strong Q3 2015 Performance The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue which totaled approximately $2 million for the three months ended 9/30/2015, approximately $9 million for the nine months ended 9/30/2015, approximately $2 million for the three months ended 9/30/2014, and approximately $5 million for the nine months ended 9/30/2014. Please refer to Appendix for a reconciliation of Adjusted EBITDA to GAAP. Net Revenues(1) ($ millions) Adjusted EBITDA(2) ($ millions) 13% 10% 32% 44%

Clinical Backlog Net Book-to-Bill = Net New Wins / Revenue Earned. Total Clinical Serviceable Backlog Q3 2015 LTM ($ millions) Beginning Backlog $1,942 $1,938 + Net New Wins $285 $963 - Revenue Earned ($245) ($919) Ending Backlog $1,982 $1,982 Net Book-to-Bill (1) 1.16x 1.05x

Appendix

For the Quarter and Last Nine Months Ended September 30, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 32 for footnotes

For the Quarter Ended September 30, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 32 for footnotes

For the Quarter Ended September 30, 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 32 for footnotes

For the Nine Months Ended September 30, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 32 for footnotes

For the Nine Months Ended September 30, 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 32 for footnotes

For the Quarters Ended March 31, June 30 and September 30, 2015 and Year Ending December 31, 2013 and 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 32 for footnotes

Adjusted EBITDA Footnotes Represents non-cash losses associated with the write-off of goodwill, intangible assets and other long-lived assets that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents non-cash compensation charges for which an adjustment is made consistent with the terms of our debt instruments. Represents non-cash adjustments resulting from the revaluation of certain items such as deferred revenue and deferred rent recognized in connection with our acquisitions that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents the annual sponsor monitoring fee and related expenses. These costs are excluded from the calculation of Adjusted EBITDA to make it easier to compare our results with companies with different capital structures. Represents the net gain or loss resulting from currency remeasurements that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents the financial results of our subsidiaries designated as unrestricted for purposes of our debt instruments. Represents third party costs for tax services, franchise taxes, interest income and certain non-cash items. Represents legal and advisory fees incurred in connection with our acquisitions that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. Represents employee termination costs required to be paid in connection with actions taken that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. Represents costs in connection with facilities, relocations, integrations and business optimization. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. Represents costs from third party advisors regarding financial infrastructure for tax and financial planning and analysis and the gain/loss on the sale of a business. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. Represents final purchase price adjustment recorded in the second quarter of FY 2013 related to acquisition of i3 Pharmaceutical Services.